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                           VARIABLE ANNUITY ACCOUNT C

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                        SUPPLEMENT DATED MAY 8, 2002 TO
                          PROSPECTUS DATED MAY 1, 2002

The following replaces the first paragraph in the section entitled "Fee Table -- Hypothetical Examples" on page 11 of the Prospectus:

ACCOUNT FEES INCURRED OVER TIME. The following hypothetical examples show the fees paid over time if $1,000 is invested in a subaccount, assuming a 5% annual return on the investment. For the purpose of these examples, we deducted the maximum allowed under the contract for the following fees: mortality and expense risk charge of 1.50% annually, an administrative expense charge of 0.25% annually, and a maintenance fee of $30.00 (converted to a percentage of assets equal to 0.173%). The total fund expenses are those shown in the column "Total Net Fund Annual Expenses" in the Fund Expense Table, assuming that any applicable fee waivers or reimbursements would apply during all periods shown.

X.01107-02                                                              May 2002